UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 15, 2014

Tower Group International, Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	001-35834	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Bermuda Commercial Bank Building
19 Par-La-Ville Road
Hamilton, HM 11, Bermuda
(Address of principal executive office)

(441) 279-6610
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On May 15, 2014, Tower Group International, Ltd. (the “Company”)  received a notification letter (the “Letter”) from the Nasdaq Listing Qualifications Department (“Nasdaq”) stating that because the Company has not yet filed its Form 10-Q for the period ended March 31, 2014 (the “Form 10-Q”) with the Securities and Exchange Commission (the “Commission”), it was not in compliance with the continued listing requirements under Nasdaq Listing Rule 5250(c)(1).

Pursuant to the Letter, the Company must submit a plan to Nasdaq to regain compliance with the applicable Listing Rule. Upon acceptance of the Company’s updated compliance plan, Nasdaq may grant the Company an extension of up to 180 calendar days from the Form 10-Q’s initial due date, or until November 10, 2014, to regain compliance with Nasdaq’s filing requirements for continued listing. The Letter has no immediate effect on the listing or trading of the Company’s common stock on The Nasdaq Global Market.

On May 16, 2014, the Company issued a press release disclosing the receipt of the Letter, a copy of which press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference as if fully set forth herein.

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This Form 8-K and any other written or oral statements made by or on behalf of the Company may include forward-looking statements that reflect the Company’s current views with respect to future events and financial performance. All statements other than statements of historical fact included in this Form 8-K are forward-looking statements. Forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “will,” “plan,” “expect,” “project,” “intend,” “estimate,” “anticipate,” “believe” and “continue” or their negative or variations or similar terminology. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause the actual results of the Company to differ materially from those indicated in these statements. Please refer to the Company’s filings with the Commission, including among others the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 and subsequent filings on Form 10-Q, for a description of the important factors that could cause the actual results of the Company to differ materially from those indicated in these statements. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

99.1	Copy of press release issued by Tower Group International, Ltd. dated May 16, 2014

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tower Group International, Ltd.
Registrant

Date:	May 16, 2014	/s/ William E. Hitselberger
WILLIAM E. HITSELBERGER
Executive Vice President and
Chief Financial Officer